UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 17, 2008
Home Solutions of America, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31711	99-0273889
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1340 Poydras Street, Suite 1800, New Orleans, Louisiana 70112
(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code:	(504) 593-9499

Former name or address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.04 Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.
     The Registrant determined that all of its shares of Series C-1 Preferred Stock and Series C-2 Preferred Stock (together, the “Preferred Stock”) were not properly issued by the Registrant, although it was the intent of the Company and its Board of Directors to properly issue such Preferred Stock. The Registrant promptly notified the holders of the Preferred Stock and offered to exchange (the “Exchange”) the Preferred Stock for two new series of preferred stock (with rights, powers and preferences substantially identical to the terms of the originally issued Preferred Stock) that would be properly issued. The largest holder of Preferred Stock has indicated his willingness to consent to the Exchange. However, on December 17, 2008, after such notification, the Registrant received a redemption notice from Sondra Beit and MT Trading LLC (together referred to as “Beit” and collectively holding approximately 17% of the Preferred Stock). The stated value of the shares of Preferred Stock owned by Beit is $1,500,000 and the redemption price under the Certificate of Designations is approximately $1,875,000 (excluding accrued dividends) for redemptions thereunder. The Registrant has notified Beit that it does not believe that redemption of the Preferred Stock is an appropriate remedy and the Registrant intends to vigorously contest the redemption demand.

FORWARD LOOKING STATEMENTS
This Current Report on Form 8-K contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 under Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.
Forward-looking statements include statements with respect to our beliefs, plans, objectives, goals, expectations, anticipations, assumptions, estimates, intentions, and future performance, and involve known and unknown risks, uncertainties and other factors, which may be beyond our control, and which may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. All statements other than statements of historical fact are statements that could be forward-looking statements. You can identify these forward-looking statements through our use of words such as “may,” “will,” “can” “anticipate,” “assume,” “should,” “indicate,” “would,” “believe,” “contemplate,” “expect,” “seek,” “estimate,” “continue,” “plan,” “point to,” “project,” “predict,” “could,” “intend,” “target,” “potential,” and other similar words and expressions of the future. Forward-looking statements may not be realized due to a variety of factors, including, without limitation, future economic, competitive and market conditions, regulatory framework, and future business decisions, and the other factors referenced in our Annual Report on Form 10-K for the year ended December 31, 2006, which contains a list of specific risk factors that could cause actual results to differ materially from those indicated by our forward-looking statements made in this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits
(d)     Exhibits
99.1	E-mail, dated December 17, 2008, from counsel for Sondra Beit and MT Trading LLC providing Registrant with Notice of Redemption.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Home Solutions of America, Inc.
Date: December 23, 2008	By:	/s/ Frank J. Fradella
		Name:	Frank J. Fradella
		Title:	Chief Executive Officer

Exhibit Index

99.1	E-mail, dated December 17, 2008, from counsel for Sondra Beit and MT Trading LLC providing Registrant with Notice of Redemption.